abrdn Funds

(the “Trust”)

abrdn Global Equity Impact Fund

(the “Fund”)

Supplement dated September 20, 2024 to the Fund’s Summary Prospectus,

dated February 29, 2024, as supplemented to date (the “Summary Prospectus”)

Chris Haimendorf, Blair Couper and Catriona Macnair have joined the portfolio management team primarily responsible for day-to-day management of the Fund. Accordingly, effective immediately, the following replaces the Portfolio Managers table for the Fund in the section entitled, “Portfolio Managers” on page 6 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Sarah Norris	Head of ESG - Equities	2019*
Chris Haimendorf, CFA®	Senior Investment Director	2024
Blair Couper, CFA®	Investment Director	2024
Catriona Macnair, CFA®	Investment Director	2024

* Includes service to Predecessor Fund.

Please retain this Supplement for future reference